SUN CAPITAL ADVISERS TRUST

SC AIM Small Cap Growth Fund
SC Lord Abbett Growth & Income Fund &
SC PIMCO High Yield Fund

Supplement dated January 4, 2010
to the Initial and Service Class Prospectuses, each dated May 1, 2009

1)  SC AIM Small Cap Growth Fund

Effective as of December 31, 2009, all references to Invesco Aim Advisors, Inc. in both the Initial and Service Class Prospectuses are hereby replaced with Invesco Advisers, Inc.  Additionally, the following replaces the description of the subadviser on page 59 in the Initial Class Prospectus and page 58 in the Service Class Prospectus:

About Invesco Advisers, Inc.

Invesco Advisers, Inc. (“Invesco”), Two Peachtree Pointe, 1555 Peachtree St., NE, Suite 1800, Atlanta, Georgia 30309, serves as subadviser to the Trust’s SC AIM Small Cap Growth Fund.  Invesco was formed in 1978 and has served as an investment advisor since 1988, and, together with its subsidiaries, advises or manages over 225 investment portfolios, including the SC AIM Small Cap Growth Fund, encompassing a broad range of investment objectives.  As of November 30, 2009, Invesco had assets under management of approximately $153 billion.

2)  SC Lord Abbett Growth & Income Fund

The following replaces the portfolio manager information for SC Lord Abbett Growth & Income Fund under “About the Portfolio Managers” on page 62 in the Initial Class Prospectus and page 61 in the Service Class Prospectus, effective as of December 28, 2009:

		Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC Lord Abbett Growth & Income Fund	Eli M. Salzmann	2008	Partner (since 2000) and Director (since 1997) at Lord Abbett.
(Managed by a team. Mr. Salzmann and Mr. Sachs are jointly and primarily responsible for the day-to-day management of the fund.)	Lawrence D. Sachs	2009	Partner and Portfolio Manager at Lord Abbett since 2001.

3) SC PIMCO High Yield Fund

The following replaces the portfolio manager information for SC PIMCO High Yield Fund under “About the Portfolio Managers” on page 64 in the Initial Class Prospectus and page 63 in the Service Class Prospectus, effective as of January 1, 2010:

		Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC PIMCO High Yield Fund	Andrew Jessop	2009
Executive Vice President and Portfolio Manager of PIMCO since 2009.  Prior to that, he was Managing Director, Portfolio Manager and co-head of the high yield group at Goldman Sachs Asset Management, L.P. (1997-2009).